SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 14, 2002


Exact  name  of  Registrant  as  specified  in  its charter:
                                               Central Parking Corporation

State  or  other  jurisdiction  of  incorporation:     Tennessee

Commission  File  Number:     001-13950

IRS  Employer  Identification  Number:     62-1052916

Address  of  principal  executive  offices:     2401  21st  Avenue  South
                                                Suite  200
                                                Nashville,  TN  37212

Registrant's  telephone  number,  including  area  code:     (615)  297-4255

Former name or former address, if changed since last report:  Not applicable

ITEM  5.     OTHER  EVENTS

On January 14, 2002, the Registrant announced its acquisition of Park One of Louisiana, LLC.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS
     (c)  EXHIBITS
     Exhibit  No.  99.1     Text  of  press  release  dated  January  14,  2002

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Central  Parking  Corporation

                                          /s/  Hiram  A.Cox
                                          -----------------
Date:  January  14,  2002                 By:  Hiram  A.  Cox
                                               Chief  Financial  Officer

EXHIBIT  99.1
-------------

FOR  IMMEDIATE  RELEASE
-----------------------

Contacts:     William  J.  Vareschi,  Jr.  (investor  contact)
              Vice  Chairman  and  Chief  Executive  Officer
              (615)  297-4255
              bvareschi@parking.com

              Richard Jonardi  (media  contact)
              Communications  Manager
              (615)  297-4255
              rjonardi@parking.com

CENTRAL  PARKING  CORPORATION  ACQUIRES  LOUISIANA  PARKING  COMPANY

NASHVILLE, TENN. (JAN. 14, 2002) -- Central Parking Corporation (NYSE: CPC) today announced that it has acquired Park One of Louisiana, LLC, a privately-held parking company headquartered in New Orleans. The parking operations that were purchased encompass 40 locations in metropolitan New Orleans and the surrounding region. The purchase price and other terms of the transaction were not disclosed.

     William J. Vareschi, Jr., Vice Chairman and Chief Executive Officer, said, "This is a strategic acquisition that provides us with valet and related parking services. Our plans in New Orleans are to retain the Park One brand and signage on the acquired locations. We remain interested in expanding through similar, accretive acquisitions in markets that will fill service voids and are complementary to our existing base of operations."

     Central Parking Corporation, headquartered in Nashville, Tennessee, is a leading provider of parking and transportation-related services. The Company operates approximately 4,100 parking facilities containing approximately 1.5 million spaces at locations in 40 states, the District of Columbia, Canada, Puerto Rico, the United Kingdom, the Republic of Ireland, Chile, Germany, Mexico, Poland, Spain, Venezuela and Greece.

     This press release contains projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect the Company's current views with respect to future events and financial performance. No assurance can be given, however, that these events will occur or that these projections will be achieved and actual results could differ materially from those projected as a result of certain factors. A discussion of these factors is included in the Company's periodic reports filed with the Securities and Exchange Commission.

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